EXHIBIT 32.02

Section 1350 Certification

In connection with this annual report of ML Appleton FuturesAccess LLC (the “Company”) on Form 10-K for the year ended December 31, 2007 as filed with the Securities Exchange Commission on the date hereof (this “Report”), I, Barbra E. Kocsis, Chief Financial Officer of Merrill Lynch Alternative Investments LLC, the manager of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant of the Sarbanes-Oxley Act of 2002, that:

1. This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2008

By	/s/ BARBRA E. KOCSIS
Barbra E. Kocsis
Chief Financial Officer
(Principal Financial and Accounting Officer)